SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): February 1, 2005



                               BACH-HAUSER, INC.
           (Exact Name of Registrant as Specified in its Charter)


       Nevada                     000-26953                88-0390697
(State of incorporation)   (Commission File Number)      (IRS Employer
                                                       Identification No.)


                               1561 Highway 3
                          Caygua, Ontario  N0A 1E0
                  (Address of Principal Executive Offices)

     Registrant's Telephone Number, including area code: (905) 772-5738



        (Former Name or Former Address, if changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 4.01 Changes in Registrant's Certifying Accountant.

On February 1, 2005, the Registrant engaged Madsen & Associates, CPA's, Inc. (hereinafter "MA") as the Registrant's independent accountants to report on the Company's consolidated balance sheet as of December 31, 2004, and the related consolidated statements of income, stockholders' equity and cash flows for the year then ended. The decision to appoint MA was approved by the Registrant's Board of Directors.

The Registrant auditors, Stonefield Josephson, Inc. PA (hereinafter "SJ") resigned effective February 1, 2005. SJ served as the Registrant's independent auditors' for the Registrant's fiscal years ended December 31, 2003 and 2002, as well as through the date of its dismissal. SJ's report on the Registrant's consolidated financial statements for the registrant's fiscal year December 31, 2003 and December 31, 2002 (the "Reports") does not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, however, it was modified to include an explanatory paragraph wherein they expressed substantial doubt about the Registrant's ability to continue as a going concern.

During the Registrant's association with SJ as Registrant's independent accountants until SJ's resignation, there were no disagreements with SJ within the meaning of Item 304 of Regulation S-B or any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure, which disagreements if not resolved to SJ's satisfaction, would have caused SJ to make reference to the subject matter of the disagreements in connection with its reports.

During the Registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of MA, neither the Registrant nor anyone on the Registrant's behalf consulted with MA regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."

The Registrant has requested SJ to review the disclosure contained herein and has provided SJ the opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant's expression of SJ's views, or the respects in which SJ does not agree with the statements contained herein. SJ has reviewed the disclosure contained herein and has provided to the Registrant a letter addressed to the Securities and Exchange Commission stating that it has reviewed the disclosure provided in this Current Report and has no disagreement with the relevant portions of this disclosure, pursuant to the requirements of Item 304(a)(3) of Regulation S-B. A copy of such letter is filed as
Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Number    Description

16.1      Letter from Stonefield Josephson, Inc.



                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Date: February 7, 2005

                                   BACH-HAUSER, INC.


                                   By: /s/ Peter Preston
                                   Peter Preston, President